UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 13, 2004

(Date of earliest event reported)

HUFFY CORPORATION

(Exact name of Registrant as specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	1-5325 (Commission File No.)	31-0326270 (IRS Employer Identification Number)

225 Byers Road, Miamisburg, Ohio	45342-3657
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 866-6251

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events

On August 13, 2004, Huffy Corporation (the “Company”) issued a press release announcing that John A. Muskovich has been named Chief Operating Officer of the Company and that the Company would restate its 2003 financial statements.  On August 16, 2004, the Company issued a press release announcing that the New York Stock Exchange (“NYSE”) suspended trading in the Company’s common stock and will take steps to remove the Company as a listed company on the NYSE.

Item 7.  Financial Statements and Exhibits

(a)  Exhibits

99.1  Press Release dated August 13, 2004

99.2  Press Release dated August 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant	HUFFY CORPORATION

Date: August 16, 2004	/s/ Robert W. Lafferty
By: Robert W. Lafferty Senior Vice President - Finance Chief Financial Officer and Treasurer

Exhibit 99.1

HUFFY

CORPORATION

NEWS RELEASE

Contact:

Robert W. Lafferty

Senior VP – Finance, CFO and Treasurer

(937) 865-5407

JOHN A. MUSKOVICH NAMED CHIEF OPERATING OFFICER

HUFFY CORPORATION TO RESTATE 2003 FINANCIAL STATEMENTS

MIAMISBURG, OHIO, AUGUST 13, 2004 – HUFFY CORPORATION (NYSE-HUF) announced today that John A. “Jay” Muskovich has been elected by the Board of Directors to serve as Chief Operating Officer of the Company.

Mr. Muskovich was the President and Chief Executive Officer of DoubleSights Displays, LLC until its sale to a leading manufacturer and distributor of monitors and plasma televisions in 2004.  Mr. Muskovich has almost thirty years experience in a variety of businesses, having served as Chief Financial Officer of Verifone, Inc., Executive Vice President of eMachines, Inc., President and Chief Operating Officer of The Elder- Beerman Stores Corp., and spent more than twenty years with Federated Department Stores, Inc., after starting his career in public accounting with Arthur Andersen & Co.   Mr. Muskovich received a degree in Business Administration in Accounting from the University of Cincinnati.

Thomas C. Sullivan, Lead Director of the Board of Directors, commented, ”We are pleased to have Jay join the Company as the Chief Operating Officer. His extensive experience in the retail industry, his strong financial background, and his extensive experience in operations will be an invaluable asset to Huffy in guiding the Company through the operational and financial restructuring process.”

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The Company also stated that in the course of its review of the Corporation’s financial statements for the first quarter of 2004, it recently determined that certain accounting entries, estimated in the range of $3.5 to $5.0 million related primarily to customer deductions, credits and reserves for inventory valuation and doubtful account receivables for Huffy Sports Canada (formerly known as Gen-X Sports) are more properly reflected in the period ended December 31, 2003 rather than in the first quarter of 2004.

In reviewing its financial results for the quarter ended April 3, 2004, the Company initially determined that it was necessary to record both a write-off of certain intangible assets and a full valuation allowance for deferred tax assets, estimated at $53.0 million.  These entries will now be reviewed to determine if a portion of or all of these amounts should be included in the Company’s restated 2003 results.  The Company intends to file its amended financial statements on Form 10-K/A as soon as practicable and its previously reported 2003 annual loss of $7.5 million will be adjusted to reflect the appropriate changes.

The restatement of 2003 results will affect the timing of the release of financial statements for both the first and second quarters of 2004.  Based on current estimates, the Company anticipates that it will report losses for the first quarter of 2004 in the range of $70.0 to $72.0 million, which includes the $53.0 million of non-cash charges described above.

The Company had previously announced its non-compliance under the continued listing criteria of the New York Stock Exchange (NYSE) for average market capitalization and stockholders’ equity of less than $50.0 million.  If the stock of a listed company trades at an average closing price of less than $1.00 a share over a consecutive thirty day trading period and the stock does not trade at above $1.00 by six months following receipt of the notification, the NYSE will commence suspension and delisting procedures.  Huffy stock is currently trading at less than $1.00 per share and there can be no assurance that the stock price will move to over $1.00 or that the Company’s common shares will continue to trade on the NYSE.

The Company is continuing the process of exploring strategic alternatives with Lazard Freres & Co. LLC.  Such strategic alternatives include, but are not limited to, discussions with both strategic and financial buyers who have indicated an interest in acquiring either a

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portion of or all of the remaining businesses through a court-supervised sale free and clear of the Company’s claims.  All interested buyers have indicated a desire to continue to operate the business in partnership with the Company’s existing suppliers and customers.  The Company has not made any conclusive decisions regarding these alternatives.

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Huffy Corporation (NYSE-HUF) is a diversified sporting goods company, marketing bicycles and wheeled products under the Huffy®, Royce Union®, and  Micro® brands; golf equipment under the Tommy Armour®, Ram®, Teardrop® and Zebra® brands; snowboards and accessories under the LTD®, Lamar® and Sims® brands; Hespeler® hockey equipment; and a variety of action sports items including skateboards, inline skates, and helmets under the UltraWheels®, Rage®, and Dukes® brands, and markets a variety of products as a licensee under trademarks from Disney®.

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The discussion in this press release contains forward-looking statements and is qualified by the cautionary statements contained in Huffy Corporation’s report on Form 10-K, dated March 5, 2004.

Exhibit 99.2

HUFFY

CORPORATION

NEWS RELEASE

Contact:

Robert W. Lafferty

Senior VP – Finance, CFO and Treasurer

(937) 865-5407

NYSE SUSPENDS TRADING IN HUFFY CORPORATION

AND MOVES TO REMOVE HUFFY FROM THE LIST

MIAMISBURG, OHIO, AUGUST 16, 2004 – HUFFY CORPORATION (NYSE-HUF) confirmed today that the New York Stock Exchange (NYSE) has determined that trading of Huffy Corporation (HUF) common stock should be suspended immediately and that the NYSE will take steps to remove Huffy as a listed company on the NYSE.

The NYSE’s decision was reached in view of the fact that the Company has fallen below the continued listing standards regarding average market capitalization over a consecutive 30 trading-day period of not less than $50.0 million and total stockholder’s equity of not less than $50.0 million.  Furthermore, the global market capitalization based on a closing share price of $0.58 on August 13, 2004 was $9.3  million.

The Corporation is taking steps to allow its stock to trade in the over-the-counter market as soon as practicable.

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Huffy Corporation (NYSE-HUF) is a diversified sporting goods company, marketing bicycles and wheeled products under the Huffy®, Royce Union®, and  Micro® brands; golf equipment under the Tommy Armour®, Ram®, Teardrop® and Zebra® brands; snowboards

-more-

and accessories under the LTD®, Lamar® and Sims® brands; Hespeler® hockey equipment; and a variety of action sports items including skateboards, inline skates, and helmets under the UltraWheels®, Rage®, and Dukes® brands, and markets a variety of products as a licensee under trademarks from Disney®.

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The discussion in this press release contains forward-looking statements and is qualified by the cautionary statements contained in Huffy Corporation’s report on Form 10-K, dated March 5, 2004.